                                  EXHIBIT 10.40

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 1, 1996, is by and among MILLER AND SMITH HOLDING, INC., GORDON V. SMITH, ALVIN D. HALL, SPENCER R. STOUFFER, RICHARD J. NORTH, JAY N.
ROLLINS, AND CHARLES F. STUART, JR. (each, a "Holder," and collectively, the "Holders"), and CROWN NORTHCORP, INC., a Delaware corporation (the "Company").

                                   WITNESSETH:

         WHEREAS, each of the Holders will receive the number of shares of Preferred Stock set forth opposite his name on Exhibit A attached hereto and hereby made a part hereof as consideration for of all of the Equity Interests upon the consummation of the Acquisition pursuant to the Purchase Agreement; and

         WHEREAS, the Preferred Stock is convertible into shares of the Common Stock upon the terms and conditions set forth in the Certificate of Designation; and

         WHEREAS, in order to induce the Holders to consummate the Acquisition pursuant to the Purchase Agreement, the Company desires to grant the Holders certain registration rights as more fully provided for herein;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. The following terms shall have the following meanings:

         "CERTIFICATE OF DESIGNATION" means the Certificate of Designation of Series A Preferred Stock, Par Value $.01 Per Share, of the Company relating to the Preferred Stock, as filed with the Secretary of State of the State of Delaware on October 1, 1996.

         "CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the Company, as amended and as in effect on the date hereof.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

         "COMMISSION" means the Securities and Exchange Commission or any similar federal agency then having jurisdiction to enforce the Securities Act and other federal securities laws.

         "NASD" means the National Association of Securities Dealers, Inc. or any successor corporation thereto.

         "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof), or other entity of any kind.

         "PREFERRED STOCK" means the Company's Series A Convertible Preferred Stock, par value $.01 per share.

         "PURCHASE AGREEMENT" means that certain Stock Purchase Agreement, dated as of the date of this Agreement, between and among the Company, CNC Holding Corp., the Holders, Eastern Realty Corporation, Eastern Baltimore, Inc., and Eastern Realty L.L.C.

         "REGISTRABLE SECURITIES," collectively, means (i) the Shares, (ii) any shares of Common Stock hereafter distributed to the holders of the Registrable Securities by the Company as a stock dividend with respect to the Shares or otherwise thereon, and (iii) any equity securities of the Company convertible into, or exercisable or exchangeable for, any of the shares of Common Stock identified in the foregoing clauses (i) through (ii); provided, however, that any such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act, and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force, or (iii) such securities shall cease to be outstanding.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rule and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "SHARES" means the shares of Common Stock or other equity securities issued to each of the Holders upon conversion of all of the Preferred Stock issued to them pursuant to the Purchase Agreement (as set forth on Exhibit A attached hereto).

         "TERM" shall have the meaning ascribed thereto in the Certificate of Designation.

         SECTION 2. REGISTRATION RIGHTS.

         (a) DEMAND REGISTRATION. On one occasion during the Term, all (and not less than all) of the Holders may request in writing that the Company register all (and not less than all) of the Registrable Securities for resale under this Section 2(a). The Company shall thereupon use commercially reasonable efforts to effect the registration of the Registrable Securities under the Securities Act. No registration hereunder shall count as a registration under this Section 2(a) unless it shall have been declared effective, and each holder must convert his Preferred Stock issued to him pursuant to the Purchase Agreement (as set forth on Exhibit A hereto) into Shares prior to the effective date of the registration.

         (b)      INCIDENTAL REGISTRATION.

                  (i) If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "registering security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any related small business form or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security of the Company, it will give written notice to all Holders at least 45 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holder may request.

                  (ii) Each Holder desiring to have Registrable Securities registered under this Section 2(b) must advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use commercially reasonable efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Securities so requested to be included in the registration concurrently with the securities being registered by the Company or such registering security holder would materially and adversely affect the distribution of such securities by the Company or such registering security holder, then all selling security holders (other than the Company) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis (such event is hereinafter referred to as a "Reduction Event").

                  (iii) Notwithstanding any provision of this Agreement to the contrary, each Holder may include shares of Registrable Securities in any registration of stock under this Agreement on a maximum of two occasions.

         (c) REGISTRATION PROCEDURES. If the Company is required by the provisions of Section 2 to use its reasonable commercial efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

                  (i) prepare and file with the Commission a Registration Statement with respect to such securities and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the Holders thereof, but not to exceed 180 days;

                  (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of any securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 180 days;

                  (iii) furnish to such Holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holders may reasonably request;

                  (iv) use its commercially reasonable efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such securities shall request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                  (v) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities owned by such Holder and covered by such Registration Statement;

                  (vi) otherwise use its reasonable commercial efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not less than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                   (vii) permit counsel to the Holders to inspect and copy such public corporate documents as reasonably requested.

         It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 2 in respect of the securities which are to be registered at the request of any holder of Registrable Securities that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required under the Securities Act in connection with the action taken by the Company and that such holder shall execute such agreements, instruments, and other documents in connection with such registration (including, without limitation, an escrow agreement relating to such securities) as the Company may reasonably request.

         SECTION 3. REGISTRATION EXPENSES. All expenses incurred in complying with Section 2 of this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expense of any special audits incident to or required by such registration, time charges of Company personnel, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2(c), shall be paid by the Company, except that:

         (a) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 120 days after the effective date of such Registration Statement because any holder of Registrable Securities has not effected the disposition of the securities requested to be registered shall be paid by such holder;

         (b) the Company shall not be liable for any fees, discounts, or commissions to any underwriter in respect of the securities sold by such holder of Registrable Securities; and

         (c) the Company shall not be liable for any fees or expenses of counsel to holders.

         SECTION 4. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Holder of such Registrable Securities against any losses, claims, damages, or liabilities, joint or several, to which such Holder may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder for any legal or any other expenses reasonably incurred by such Holder in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any alleged untrue statement or alleged omission made (x) in such Registration Statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter specifically for use therein, or (y) in such Registration Statement, preliminary prospectus, or amendment or supplement but corrected in such final prospectus if such final prospectus was not delivered to the Person alleging such loss, claim, damage, or liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder, and shall survive the transfer of such securities by such Holder.

         (b) Each holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of material fact or any omission (or alleged omission) to state a material fact required to be stated or necessary to make statements therein not misleading provided to the Company in writing by such holder of such Registrable Securities specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto (collectively, "Disclosure Documents"). If a holder provides a notice to the Company of its intent to review the Disclosure Documents along with a facsimile number to receive such Disclosure Documents, the Company shall provide via facsimile to each holder copies of the Disclosure Documents. Each holder, at his own expense, shall have 24 hours from the time that the Company transmits such Disclosure Documents to provide written comments to the Company regarding the Disclosure Documents.

         (c) (i) If the indemnification provided for in this Section 4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, as well as the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4(c)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not also guilty of such fraudulent misrepresentation.

         SECTION 5. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registerable Securities of any holder if, in the opinion of Powell, Goldstein, Frazer & Murphy or such other counsel to the Company reasonably satisfactory to the holder and its counsel (or, if the holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such holder's Registrable Securities, in the manner proposed by such holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act.

         SECTION 6. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Securities Act) to the public without registration, the Company agrees to:

         (a) make and keep public information available pursuant to Rule 144(c) under the Securities Act;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to such reporting requirements; and

         (c) so long as any Holder owns any restricted securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and Securities Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         SECTION 7. MISCELLANEOUS

         (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified, or supplemented, and waivers or consents to departure from the provisions thereof may not be given, without the prior written consent of the parties hereto.

         (b) NOTICES. Any notice, demand, request, consent, approval, declaration, or other communication hereunder to be made pursuant to the provisions of this Agreement, shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (i) If to the Holders, to the address specified on the signature page of this Agreement.

                  (ii)  If to the Company:

                        Crown NorthCorp, Inc.
                        1251 Dublin Road
                        Columbus, Ohio  43215
                        Attn: Stephen W. Brown
                              Secretary

                        With a copy to:

                        Powell, Goldstein, Frazer & Murphy
                        191 Peachtree Street, N.E.
                        Atlanta, Georgia 30303
                        Attn: Jonathan R. Shils

                  (iii) If to any holder of Registrable Securities other than the Holders, at its last known address appearing on the books of the Company maintained for such purpose, or at such other address as may be substituted by notice given as herein provided.

         The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) business days after the same shall have been deposited in the United States mail.

         (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. This Agreement may be assigned by the Company to any successor to the Company without the consent of any Holder. This Agreement may not otherwise be assigned by the Company without the prior written consent of a majority of the Holders, which consent shall not be unreasonably delayed or withheld. A Holder may assign all or any part of his rights hereunder in accordance with the terms of this Agreement and applicable securities laws. If a Holder transfers less than all of his Registerable Securities, the transferee holders must reimburse the Company for any additional expense incurred by the Company (as reasonably determined by the Company) in connection with the Company's registration of the transferee holder's Registerable Securities pursuant to Section 2(b) of this Agreement.

         (d) HEADINGS. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof.

         (e) GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, without regard to the provisions thereof relating to conflict of laws.

         (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (g) ENTIRE AGREEMENT. This Agreement represents the complete agreement and understanding of the parties in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         (h) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          MILLER AND SMITH HOLDING, INC.



                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                          --------------------------------------
                                          GORDON V. SMITH
                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


                                          --------------------------------------
                                          ALVIN D. HALL
                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


                                          --------------------------------------
                                          SPENCER R. STOUFFER
                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


                                          --------------------------------------
                                          RICHARD J. NORTH
                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                          --------------------------------------
                                          JAY N. ROLLINS
                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


                                          --------------------------------------
                                          CHARLES F. STUART, JR.
                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                          CROWN NORTHCORP, INC.



                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                    EXHIBIT A


NAME OF HOLDER                            NUMBER OF SHARES OF PREFERRED STOCK

MILLER AND SMITH HOLDING, INC.                          207.72

GORDON V. SMITH                                         112.61

ALVIN D. HALL                                            17.35

SPENCER R. STOUFFER                                      17.35

RICHARD J. NORTH                                         17.35

JAY N. ROLLINS                                           68.77

CHARLES F. STUART, JR.                                    8.85